UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2018 (November 2, 2018)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2018, Agree Limited Partnership, a Delaware limited partnership (the “Borrower”), Agree Realty Corporation, a Maryland corporation (the “Company”), and certain indirect subsidiaries of the Borrower entered into a Second Amendment to Term Loan Agreement (the “2023 Term Loan Second Amendment”) with Capital One, National Association, as administrative agent and as a lender, and Raymond James Bank, N.A. (collectively, the “2023 Term Loan Lenders”), as a lender. The 2023 Term Loan Second Amendment amends the Term Loan Agreement dated as of July 1, 2016, as amended by the First Amendment and Joinder to Term Loan Agreement, dated as of December 15, 2016.

The 2023 Term Loan Second Amendment sets forth a new pricing grid for the calculation of the applicable rate. In accordance with the new pricing grid, borrowings under the term loan bear interest at a rate per annum equal to, at the option of the Company, (i) LIBOR plus a margin that is based upon the Company's credit rating or (ii) the Base Rate plus a margin that is based upon the Company's credit rating. The margins for term loan range in amount from 0.85% to 1.65% for LIBOR-based loans and 0.00% to 0.65% for Base Rate-based loans, depending on the Company's credit rating.

The foregoing description of the 2023 Term Loan Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the 2023 Term Loan Second Amendment. A copy of the 2023 Term Loan Second Amendment will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K.

Item 7.01.	Regulation FD Disclosure.

On November 6, 2018, the Company issued a press release announcing the 2023 Term Loan Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference. Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report on Form 8-K, and the inclusion of any such website address in this Current Report on Form 8-K by incorporation by reference of the press release is as an inactive textual reference only.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press release, dated November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
	Name:	Clayton R. Thelen
	Title:	Chief Financial Officer and Secretary

Date: November 6, 2018